UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K filed by BrightSpring Health Services, Inc. ("BrightSpring") on January 21, 2025, Res-Care, Inc., a wholly owned subsidiary of BrightSpring, and certain affiliated entities entered into a purchase agreement on January 17, 2025 to divest BrightSpring's community living services, home and community-based waiver programs, and intermediate care facilities (the “Community Living business”) for $835 million in cash consideration, subject to customary adjustments.

BrightSpring is filing this Current Report on Form 8-K ("Form 8-K") to retrospectively revise and recast its historical consolidated financial statements and other information included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 previously filed with the Securities and Exchange Commission (the "SEC") on March 6, 2025 ("2024 10-K") to reflect the Community Living business as discontinued operations. Beginning in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, we presented the Community Living business as discontinued operations in our interim condensed consolidated financial statements for all periods presented as a result of meeting the criteria for held for sale and discontinued operations during the quarter ended March 31, 2025.

Accordingly, this Form 8-K updates the following items in BrightSpring's 2024 10-K to retrospectively reflect the changes resulting from the discontinued operations discussed above for the years ended December 31, 2024, 2023, and 2022:

•
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and
•
Part II, Item 8. Financial Statements and Supplementary Data, reflecting the Community Living business as held for sale and discontinued operations.

The information in this Form 8-K, including the information incorporated herein by reference, is not an amendment to, or restatement of, the 2024 10-K. Other than the items listed above, BrightSpring is not otherwise updating any other portion of the 2024 10-K. Unaffected items of the 2024 10-K have not been repeated in this Form 8-K. This Form 8-K does not modify or update the disclosures contained in the 2024 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2024 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management other than as required to reflect the discontinued operations as described above. More current information may be included in, and should be read in conjunction with, BrightSpring's other filings with the SEC, including the 2024 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Retrospective revisions, where applicable, to Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, from BrightSpring's 2024 10-K.
99.2	Retrospective revisions, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from BrightSpring's 2024 10-K.
101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema With Embedded Linkbase Documents
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	June 10, 2025	By:	/s/ Jennifer Phipps
		Name: Title	Jennifer Phipps Executive Vice President and Chief Financial Officer